Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt	Debt:
Long-term debt consists of first mortgage notes payable to the United States of America acting through the Federal Financing Bank (FFB) and guaranteed by the Rural Utilities Service or the U.S. Department of Energy, first mortgage bonds payable (FMBs) and first mortgage notes issued in conjunction with the sale by public authorities of pollution control revenue bonds (PCBs). Substantially all of our owned tangible and certain of our intangible assets are pledged under our first mortgage indenture as collateral for the Federal Financing Bank notes, the first mortgage bonds, and the first mortgage notes issued in conjunction with the sale of pollution control revenue bonds.
Maturities for long-term debt and finance lease obligations through 2025 are as follows:

	(dollars in thousands)
	2021	2022	2023	2024	2025
FFB	$200,867	$275,553	$247,601	$222,273	$229,168
FMBs	1,010	1,010	1,010	63,510	62,500
PCBs(1)	—	—	122,620	245,605	—
	$201,877	$276,563	$371,231	$531,388	$291,668
Finance Leases	6,772	7,541	8,398	9,351	10,413
Total	$208,649	$284,104	$379,629	$540,739	$302,081
(1)In addition to regularly scheduled principal payments included are amounts that would be due at the later of (i) maturity date of the credit support facilities backing the Series 2009 and Series 2010 pollution control bonds, or at the mandatory redemption date of the Series 2017A and Series 2017B pollution control bonds or (ii) at the maturity of an alternative back-up credit facility we currently have available to refinance draws on the credit facilities or provide alternative credit support for these bonds. We currently maintain a $1.21 billion syndicated bank credit facility with a maturity date of December 2024 which backs the Series 2010 pollution control bonds and would be available as an alternative back-up credit facility for the Series 2009 pollution control bonds noted above. As such, December 2024 is the designated maturity date for the Series 2019 and Series 2020 pollution control bonds totaling $245.6 million. The Series 2017 bonds totaling $122.6 million have a mandatory redemption in 2023 if the bonds are not remarketed before then, and as such, October 2023 is the designated maturity date for the Series 2017 bonds. The nominal maturities of the Series 2017 pollution control bonds range from 2040 to 2045.
The weighted average interest rate on our long-term debt at December 31, 2020 and 2019 was 3.73% and 3.96%, respectively.
Long-term debt outstanding and the associated unamortized debt issuance costs and debt discounts at December 31, 2020 and December 31, 2019 are as follows:

	2020		2019
	Principal	Unamortized Debt Issuance Costs and Debt Discounts	Principal	Unamortized Debt Issuance Costs and Debt Discounts
	(dollars in thousands)
FFB	$5,985,015	$57,971	$5,540,215	$60,356
FMBs	3,654,041	49,134	3,205,052	39,793
PCRBs	980,770	12,460	980,770	11,073
CFC	—	—	391	—
	$10,619,826	$119,565	$9,726,428	$111,222
We use the effective interest rate method to amortize debt issuance costs and debt discounts as well as the straight-line method when the results approximate those of the effective interest rate method. Unamortized debt issuance costs and debt discounts are being amortized to expense over the life of the respective debt issues.
a)Department of Energy Loan Guarantee:
Pursuant to the loan guarantee program established under Title XVII of the Energy Policy Act of 2005, we and the U.S. Department of Energy, acting by and through the Secretary of Energy, entered into a Loan Guarantee Agreement on February 20, 2014 pursuant to which the Department of Energy agreed to guarantee our obligations under a Note Purchase Agreement, dated as of February 20, 2014 (the Original Note Purchase Agreement), among us, the Federal Financing Bank and the Department of Energy and two future advance promissory notes, each dated February 20, 2014, made by us to the Federal Financing Bank in the aggregate amount of $3,057,069,461 (the Original FFB Notes and together with the Original Note Purchase Agreement, the Original FFB Documents).
On March 22, 2019, we and the Department of Energy entered into an Amended and Restated Loan Guarantee Agreement (as amended, the Loan Guarantee Agreement) which increased the aggregate amount guaranteed by the Department of Energy to $4,676,749,167. We also entered into a Note Purchase Agreement dated as of March 22, 2019 (the Additional Note Purchase Agreement), among us, the Federal Financing Bank and the Department of Energy and a future advance promissory note, dated March 22, 2019, made by us to the Federal Financing Bank in the amount of $1,619,679,706 (the Additional FFB Note and together with the Additional Note Purchase Agreement, the Additional FFB Documents).
Together, the Original FFB Documents and Additional FFB Documents provide for a multi-advance term loan facility (the Facility) under which we may make long-term loan borrowings through the Federal Financing Bank.
Proceeds of advances made under the Facility are used to reimburse us for a portion of certain costs of construction relating to Vogtle Units No. 3 and No. 4 that are eligible for financing under the Title XVII loan guarantee program (Eligible Project Costs). Borrowings under the Original FFB Notes could not exceed $3,057,069,461, of which $335,471,604 was designated for capitalized interest. We have advanced all amounts available under the Original FFB Notes. We were unable to advance $43,721,079 of the amount designated for capitalized interest under the Original FFB Notes due to the timing of borrowing and lower than expected interest rates.
Borrowings under the Additional FFB Note may not exceed (i) $1,619,679,706 or (ii) an amount that, when aggregated with borrowings under the Original FFB Notes, equals 70% of Eligible Project Costs less the $1,104,000,000 guarantee payment we received from Toshiba Corporation in late 2017. At December 31, 2020, borrowings under the Additional FFB Note totaled $620,000,000.
At December 31, 2020, aggregate Department of Energy-guaranteed borrowings, including capitalized interest, totaled $3,633,348,382.
Under the Loan Guarantee Agreement, we are obligated to reimburse the Department of Energy in the event it is required to make any payments to the Federal Financing Bank under its guarantee. Our payment obligations to the Federal Financing
Bank under the FFB Notes and reimbursement obligations to the Department of Energy under its guarantee, but not our covenants to the Department of Energy under the Loan Guarantee Agreement, are secured equally and ratably with all of our other obligations issued under our first mortgage indenture. The final maturity date for each advance is February 20, 2044. Interest is payable quarterly in arrears and principal payments on all advances under the FFB Notes began on February 20, 2020. As of December 31, 2020, we have repaid $79,100,000 of principal on the FFB Notes. Interest rates on advances during the applicable interest rate periods will equal the current average yield on U.S. Treasuries of comparable maturity at the beginning of the interest rate period, plus a spread equal to 0.375%.
Advances under the Additional FFB Note may be requested on a quarterly basis through November 30, 2023, one year beyond the current anticipated commercial operation date of Vogtle Unit No. 4.
Future advances under the Facility are subject to satisfaction of customary conditions, as well as (i) certification of compliance with the requirements of the Title XVII loan guarantee program, (ii) accuracy of project-related representations and warranties, (iii) delivery of updated project-related information, (iv) no Project Adverse Event (as described in Note 8) having occurred or, if a Project Adverse Event has occurred, that Co-owners (as described in Note 8) representing at least 90% of the ownership interests have voted to continue construction, have not deferred construction and we have provided the Department of Energy with certain additional information, (v) certification regarding Georgia Power's compliance with certain obligations relating to the Cargo Preference Act, as amended, (vi) evidence of compliance with the applicable wage requirements of the Davis-Bacon Act, as amended, (vii) certification from the Department of Energy's consulting engineer that proceeds of the advance are used to reimburse Eligible Project Costs and (viii) if either the Services Agreement or the Bechtel Agreement (each, as described in Note 8) are terminated, or rejected in bankruptcy proceedings, the Department of Energy has approved the replacement agreement.
We may voluntarily prepay outstanding borrowings under the Facility. Under the FFB Documents, any prepayment will be subject to a make-whole premium or discount, as applicable. Any amounts prepaid may not be re-borrowed.
Under the Loan Guarantee Agreement, we are subject to customary borrower affirmative and negative covenants and events of default. In addition, we are subject to project-related reporting requirements and other project-specific covenants and events of default.
If certain events occur, referred to as an "Alternate Amortization Event," at the Department of Energy's option the Federal Financing Bank's commitment to make further advances under the Facility will terminate and we will be required to repay the outstanding principal amount of all borrowings under the Facility over a period of five years, with level principal amortization. These events include (i) abandonment of the Vogtle Units No. 3 and No. 4 project, including a decision by Georgia Power to cancel the project, (ii) cessation of the construction of Vogtle Units No. 3 and No. 4 for twelve consecutive months, (iii) termination of the Services Agreement or rejection of the Services Agreement in bankruptcy, if Georgia Power does not maintain access to certain related intellectual property rights, (iv) termination of the Services Agreement by Westinghouse or termination of the Bechtel Agreement by Bechtel Power Corporation, (v) delivery of certain notices by the Co-owners to the Department of Energy of their intent to cancel construction of Vogtle Units No. 3 and No. 4 coupled with termination by the Co-owners of the Services Agreement or the Bechtel Agreement, (vi) failure of the Co-owners to enter into a replacement contract with respect to the Services Agreement or the Bechtel Agreement following the Co-owners' termination of such agreement with the intent to replace it, (vii) the Department of Energy's takeover of construction of Vogtle Units No. 3 and No. 4 under certain conditions, (viii) the occurrence of any Project Adverse Event that results in a cancellation of the Vogtle Units No. 3 and No. 4 project or the cessation or deferral of construction beyond the periods permitted under the Loan Guarantee Amendment, (ix) loss of or failure to receive necessary regulatory approvals under certain circumstances, (x) loss of access to intellectual property rights necessary to construct or operate Vogtle Units No. 3 and No. 4 under certain circumstances, (xi) our failure to fund our share of operation and maintenance expenses for Vogtle Units No. 3 and No. 4 for twelve consecutive months, (xii) change of control of Oglethorpe and (xiii) certain events of loss or condemnation. If we receive proceeds from an event of condemnation relating to Vogtle Units No. 3 and No. 4, such proceeds must be applied to immediately prepay outstanding borrowings under the Facility.
b)Rural Utilities Service Guaranteed Loans:
During 2020, we received advances on Rural Utilities Service-guaranteed Federal Financing Bank loans totaling $45,925,000 for long-term financing of general and environmental improvements at existing plants.
In January 2021, we received an additional $238,578,000 in advances on Rural Utilities Service-guaranteed Federal Financing Bank loans for long-term financing of general and environmental improvements at existing plants.
c)Credit Facilities:
As of December 31, 2020, we had a total of $1,823,000,000 of committed credit arrangements comprised of four separate facilities with maturity dates that range from October 2021 to December 2024. These credit facilities are for general working capital purposes, issuing letters of credit and backing up outstanding commercial paper. Under our unsecured committed lines of credit that we had in place at December 31, 2020, we had the ability to issue letters of credit totaling $973,000,000 in the aggregate, of which $721,600,000 remained available. At December 31, 2020, we had (i) $252,000,000 under these lines of credit in the form of issued letters of credit supporting variable rate demand bonds and collateral postings to third parties, and (ii) $383,498,000 dedicated under one of these lines of credit to support a like amount of commercial paper that was outstanding.
d)Lines of Credit:
In mid-March 2020, due to significant disruptions in the commercial paper markets, we began to borrow directly under our $1.2 billion syndicated CFC line of credit in lieu of issuing commercial paper. During the second quarter of 2020, we repaid the borrowings under this line of credit with the proceeds of commercial paper we were able to issue as markets stabilized.
On March 27, 2020, we amended our JPMorgan Chase line of credit, increasing the commitment from $150,000,000 to $363,000,000. On March 31, 2020, we borrowed $213,000,000 under this line of credit to purchase $212,760,000 of Series 2013 pollution control bonds that were subject to mandatory tender on April 1, 2020. On July 30, 2020, we repaid these borrowings utilizing proceeds from commercial paper issuances.
e)Pollution Control Revenue Bonds:
On August 25, 2020, we remarketed $212,760,000 of Series 2013A term rate pollution control revenue bonds that were subject to mandatory tender on April 1, 2020. The proceeds from the remarketing were used to repay outstanding commercial paper that was used to refinance the purchase of the Series 2013 bonds. The notes issued in connection with the Series 2013 bonds are secured under our first mortgage indenture.
f)First Mortgage Bonds:
On August 25, 2020, we issued $450,000,000 of 3.75% first mortgage bonds, Series 2020A for the purpose of providing long-term financing for expenditures related to the construction of Vogtle Units No. 3 and No. 4. In conjunction with the issuance, we repaid $439,200,000 of outstanding commercial paper. The bonds are due to mature August 2050 and are secured under our first mortgage indenture.